UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 29, 2025

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Natalie Munk as Principal Accounting Officer

On September 29, 2025, Natalie Munk, the Senior Vice President, Chief Accounting Officer and principal accounting officer of Myriad Genetics, Inc.’s (the “Company”), provided notice of her resignation from the Company, effective on October 24, 2025. Ms. Munk’s departure is not a result of any disagreement between Ms. Munk and the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Ben R. Wheeler as as Principal Accounting Officer

In connection with Ms. Munk’s departure, on October 1, 2025, the Board of Directors of the Company (the “Board”) designated Benjamin R. Wheeler, the Company’s Chief Financial Officer and principal financial officer, to also serve as the Company’s principal accounting officer, effective upon Ms. Munk’s departure from the Company.

Mr. Wheeler, 42, has served as the Company’s Chief Financial Officer since August 2025. Prior to that, Mr. Wheeler served in various roles of increasing responsibility at the Company over the past thirteen years, including Senior Vice President, Chief Financial Officer, Operations, since June 2022, and Senior Vice President, Finance and Treasury, since July 2020. Mr. Wheeler has also served at the Company as Senior Vice President, Accounting, from June 2018 to July 2020, Vice President, Corporate Controller, from December 2014 to June 2018, and in other controllership positions from December 2011 to December 2014. Before joining the Company, Mr. Wheeler served as an auditor for Ernst & Young. Mr. Wheeler holds both master’s and bachelor’s degrees in accounting from Brigham Young University and is a Certified Public Accountant.

Mr. Wheeler did not receive any additional compensation upon his designation as principal accounting officer of the Company. There are no arrangements or understandings between Mr. Wheeler and any other person pursuant to which he was designated as the Company's principal accounting officer. Additionally, Mr. Wheeler is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K, and he does not have any family relationships that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 3, 2025	By:	/s/ Benjamin R. Wheeler
Benjamin R. Wheeler
Chief Financial Officer